UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 12, 2022

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177-181 avenue Pierre Brossolette
92120 Montrouge France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC *
American Depositary Shares, each representing one- half of one ordinary share, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*  Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 12, 2022, the Company held its Annual Combined Meeting of Shareholders (“Annual General Meeting”). At the Annual General Meeting, the Company’s shareholders voted on the twenty-seven proposals set forth below. The voting results with respect to each matter voted upon at the Annual General Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2022.

Within the authority of the Ordinary Shareholders’ Meeting:

1.	The resolution approving the annual financial statements for the year ended on December 31, 2021 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,046,403	237,350	39,144

2.	The resolution approving the consolidated financial statements for the year ended on December 31, 2021 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,046,383	237,350	39,164

3.	The resolution allocating income for the year ended on December 31, 2021 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,136,889	144,447	41,561

4.	The resolution allocating the accumulated deficit to the “Additional paid-in capital” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,116,063	164,487	42,347

5.	The resolution regarding the statutory auditors’ special report on regulated agreements and acknowledgement of the absence of new regulated agreements was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,134,779	148,106	40,012

6.	The resolution renewing the term of office of Michel de Rosen as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
17,745,279	1,516,061	61,557

7.	The resolution renewing the term of office of Timothy E. Morris as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
17,884,626	1,377,214	61,057

8.	The resolution renewing the term of office of Daniel B. Soland as director was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
17,743,120	1,517,573	62,204

9.	The resolution approving the compensation policy for the Chairman of the Board of Directors and for the directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,351,684	939,372	31,841

10.	The resolution approving the compensation policy for the Chief Executive Officer and/or any other executive corporate officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,347,305	939,456	36,136

11.	The resolution approving, on an advisory basis, the compensation of named executive officers other than the Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,341,702	939,509	41,686

12.	The resolution approving the information set out in section I of Article L.22-10-9 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,057,593	226,728	38,576

13.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Michel de Rosen, Chairman of the Board of Directors, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,342,182	944,615	36,100

14.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended to Daniel Tassé, Chief Executive Officer, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,335,946	947,764	39,187

15.

The resolution authorizing the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, purpose, terms, and maximum amount, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,012,300	277,479	33,118

Within the authority of the Extraordinary Shareholders’ Meeting:

16.

The resolution authorizing the Board of Directors for the Company to cancel the shares bought back pursuant to Article L. 22-10-62 of the French Commercial Code, length of authorization, maximum amount, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,008,734	201,041	113,122

17.

The resolution delegating powers to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums, duration of the delegation, maximum par value of the capital increase, treatment of fractional shares, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,004,128	210,302	108,467

18.

The resolution delegating powers to the Board of Directors to issue Ordinary Shares, giving, if applicable, access to Ordinary Shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to Ordinary Shares (of the Company or a group company), with pre-emptive subscription rights waived in favor of categories of persons with certain characteristics, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
17,623,285	1,595,472	104,140

19.	The resolution providing authorization to increase the total amount of shares issued was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
17,745,412	1,516,796	60,689

20.

The resolution delegating powers to the Board of Directors to increase the capital by means of the issue of Ordinary Shares and/or securities giving access to capital, up to the limit of 10% of the capital, in consideration for contributions in kind of equity securities or securities giving access to the capital, duration of the delegation, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,359,696	903,028	60,173

21.

The resolution delegating power to the Board of Directors to issue Ordinary Shares to be issued immediately or in the future by the Company, with pre-emptive subscription rights waived in favor of a category of persons meeting specified characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market Offering” or “ATM Program” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
6,050,923	1,613,905	11,658,069

22.

The resolution setting an overall limit on the maximum authorized amounts set under the resolutions 18th, 20th and 21st of this Meeting and the 25th, 26th and 31st resolutions of the General Meeting of May 19, 2021 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,888,849	369,408	64,640

23.

The resolution delegating powers to the Board of Directors to issue stock warrants (BSA), subscription and/or acquisition of new and/or existing stock warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable stock warrants (BSAAR) with cancellation of preferential subscription rights, reserved for categories of persons, suspension during a public offering period was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,361,776	898,989	62,132

24.

The resolution delegating powers to the Board of Directors to increase the share capital by the issue of Ordinary Shares and/or securities granting access to the capital, with pre-emptive subscription rights waived in favor of the members of a company savings plan pursuant to Articles L.3332-18 et seq. of the French Labor Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,964,974	298,012	59,911

25.

The resolution providing authorization to the Board of Directors to allocate free existing and/or future shares to members of staff and/or certain corporate officers of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, duration of vesting periods specifically in respect of disability and, if applicable, holding periods was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,393,773	849,626	79,498

26.

The resolution providing authorization to the Board of Directors to grant share subscription and/or purchase options (stock options) to members of staff (and/or certain corporate officers) of the Company or related companies or economic interest groups, with shareholders waiving their pre-emptive rights, length of authorization, maximum amount, strike price, maximum term of the option was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
18,387,374	847,567	87,956

27.	The resolution regarding powers to complete formalities was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
19,165,079	123,026	34,792

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2022	DBV TECHNOLOGIES S.A.

	By:	/s/ Sébastien Robitaille
Name: Sébastien Robitaille
Title: Chief Financial Officer